June 1, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Reserves Money Fund

Supplement to Prospectus
dated May 1, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following changes will take effect on November 1, 2015

The fund will change its name to "Dreyfus Institutional Preferred Government Money Market Fund."

The fund will change its investment strategy as set forth below so that the fund will be a government money market fund.  This change will reduce the credit exposure of fund shareholders, but also will likely result from time to time in lower yields for fund shareholders.

The following will replace the second and third sentences of the first paragraph in the sections entitled "Fund Summary—Dreyfus Institutional Reserves Money Fund—Principal Investment Strategy" and "Fund Details—Goal and Approach—Dreyfus Institutional Reserves Money Fund":

To pursue its goal, the fund invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest, repurchase agreements (including tri-party repurchase agreements) in respect of such securities and cash.  The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The following principal risks will be deleted from the sections entitled "Fund Summary—Dreyfus Institutional Reserves Money Fund—Principal Risks" and "Fund Details—Investment Risks—Dreyfus Institutional Reserves Money Fund":

    ●    Credit risk

    ●   Banking industry risk

    ●   Foreign investment risk

The following additional risk that is not anticipated to be a principal risk of investing in the fund will be deleted from the section entitled "Fund Details—Investment Risks—Dreyfus Institutional Reserves Money Fund":

    ●   Municipal securities risk

The following will replace the second sentence of the third paragraph in the section entitled "Fund Details—Goal and Approach":

Dreyfus Institutional Preferred Government Money Market Fund invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest, repurchase agreements (including tri-party repurchase agreements).  The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The following will replace any contrary information in the section entitled "Shareholder Guide—Buying and Selling Shares—How to Buy Shares:"

The minimum initial investment is $1 billion, with no minimum subsequent investment, unless: (a) the investor has invested at least $1 billion in the aggregate among the fund, Dreyfus Institutional Preferred Money Market Fund and Dreyfus Institutional Preferred Plus Money Market Fund; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $1 billion in such funds.

*     *     *     *     *

Supplement to Current Statement of Additional Information

The following changes will take effect on November 1, 2015

The fund will change its name to "Dreyfus Institutional Preferred Government Money Market Fund."

The following will replace any contrary information in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds":

Fund	U.S. Government Securities15	Repurchase Agreements16	Bank Obligations17	Participation Interests	Floating and Variable Rate Obligations
Dreyfus Institutional Preferred Government Money Market Fund	√	√			√
__________________________
15
Dreyfus Institutional Preferred Government Money Market Fund invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest, repurchase agreements (including tri-party repurchase agreements) in respect of such securities and cash.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities19	Foreign Securities20
Dreyfus Institutional Preferred Government Money Market Fund			√

Fund	Illiquid Securities	Borrowing Money21	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities22
Dreyfus Institutional Preferred Government Money Market Fund	√	√	√	√	√	√